FINANCIAL INSTRUMENTS AND RISK	12 Months Ended
Dec. 31, 2021
Disclosure of detailed information about financial instruments [abstract]
FINANCIAL INSTRUMENTS AND RISK

23. FINANCIAL INSTRUMENTS AND RISK

As at December 31, 2021, the Company's financial instruments consist of cash, amounts receivable, accounts payable and accrued liabilities, customer deposits, interest payable, convertible debentures, loans payable, loans from related parties, bonds payable and lease liabilities.

The Company provides information about financial instruments that are measured at fair value, grouped into Level 1 to 3 based on the degree to which the inputs used to determine the fair value are observable.

a. Level 1 fair value measurements are those derived from quoted prices in active markets for identical assets or liabilities.

b. Level 2 fair value measurements are those derived from inputs other than quoted prices included within Level 1, that are observable either directly or indirectly.

c. Level 3 fair value measurements are those derived from valuation techniques that include inputs that are not based on observable market data.

Cash is measured using level 1 fair value inputs. The carrying values of the amounts receivable, accounts payable and accrued liabilities, customer deposits, interest payable, convertible debentures and loans from related parties approximate their fair values because of the short-term nature of these instruments. The bond payable, loan payable and lease liabilities are classified as level 3.

The Company is exposed in varying degrees to a variety of financial instrument related risks. The Board of Directors approves and monitors the risk management processes, inclusive of documented investment policies, counterparty limits, and controlling and reporting structures. The type of risk exposure and the way in which such exposure is managed is provided as follows:

Credit Risk

Credit risk is the risk of financial loss to the Company if a customer or counterparty to a financial instrument fails to meet its contractual obligations. Financial instruments that potentially subject the Company to concentrations of credit risk consist principally of cash. To minimize the credit risk the Company places cash with a high credit quality financial institution.

With respect to its accounts receivable, the Company assesses the credit rating of all customers and maintains provisions for potential credit losses, and any such losses to date have been within management's expectations. The Company's credit risk with respect to accounts receivable and maximum exposure thereto is $4,819,388 (2020 - $1,166,502). Accounts receivable are shown net of provision of credit losses of $7,617 (2020 - $36,381). The following table summarizes the amounts that make up accounts receivable:

	2021	2020
	$	$
Accounts receivable	2,996,655	198,801
Accruals	900,675	400,020
Taxes receivable	862,528	491,658
Other receivables	59,530	76,023
Total accounts receivable	4,819,388	1,166,502

The following table summarizes the aging of accounts receivable as at December 31, 2021:

	Carrying amount	Current	0 - 30 Days	31 - 60 Days	61 - 90 Days	> 90 Days
	$	$	$	$	$	$
Accounts receivable	2,996,655	2,717,464	151,481	29,711	3,621	94,378

Liquidity Risk

Liquidity risk is the risk that the Company will not be able to meet its financial obligations as they fall due. The Company's objective in managing liquidity risk is to ensure that it has sufficient liquidity available to meet its liabilities when due. The Company uses cash to settle its financial obligations as they fall due. The ability to do this relies on the Company's ability to collect its revenue in a timely manner, continuous support from shareholders and investors and maintain sufficient cash on hand. To the extent that the Company does not believe it has sufficient liquidity to meet its current obligations, the Board of Directors considers securing additional funds through issuances of equity and debt or partnering transactions.

The Company monitors its risk of shortage of funds by monitoring the maturity dates of existing trade and other accounts payable. The following table summarizes the maturities of the Company's financial liabilities as at December 31, 2021 based on the undiscounted contractual cash flows:

	Carrying amount	Contractual cash flows	Less than 1 year	1 - 3 years	4 - 5 Years	After 5 years
	$	$	$	$	$	$
Accounts payable and accrued liabilities	10,039,853	10,039,853	10,039,853	-	-	-
Interest payable	668,805	668,805	294,826	-	-	373,979
Loans payable	14,321,874	14,321,874	4,208,925	232,288	95,266	9,785,395
Loans from related parties	1,560,394	1,560,394	1,560,394	-	-	-
Bonds payable	1,905,577	1,905,577	-	1,905,577	-	-
Lease liability	2,332,405	8,871,097	790,036	2,370,107	1,397,191	4,389,367
Total	30,828,908	37,367,600	16,894,034	4,507,973	1,492,456	14,548,741

The Company has a working capital deficiency as of December 31, 2021 of $16,749,316. Customer deposits consist of funds received from customers in advance of towers sold. As of December 31, 2021, the Company received $5,301,501 (2020 - $5,621,307) in customer deposits.

Currency Risk

The Company generates revenues and incurs expenses and capital expenditures primarily in Canada, Colombia, Argentina, USA and Mexico and is exposed to the resulting risk from changes in foreign currency exchange rates. Some administrative and head office related expenses are incurred in Canada. In addition, the Company holds financial assets and liabilities in foreign currencies that expose the Company to foreign exchange risks. Assuming all other variables remain constant, a 7% (2020 - 17%) weakening or strengthening of the Colombia Peso, Argentine Peso, US dollar and Mexican Peso against the Canadian dollar would result in approximately $1,639,528 (2020 - $470,007) foreign exchange loss or gain in the consolidated statement of comprehensive loss. The Company has not hedged its exposure to currency fluctuations.

At December 31, 2021, the Company had the following financial instruments denominated in foreign currencies:

	Argentine Pesos	Colombian Pesos	Mexican Pesos	United States Dollars	Total
	$	$	$	$	$
Cash	95,002	750,276	8,891	130,955	985,125
Amounts receivable	433,233	6,608,587	419,240	692	7,461,725
Accounts payable and accrued liabilities	(159,733)	(7,145,543)	(584,213)	(480,830)	(8,370,319)
Customer deposits	-	(4,382,299)	(917,284)	(1,917)	(5,301,501)
Interest payable	-	(465,313)	-	-	(465,313)
Lease liability	-	(2,244,504)	(87,901)	-	(2,332,405)
Loans payable	-	(12,777,514)	(121,221)	-	(12,898,735)
Net	368,502	(19,656,310)	(1,282,488)	(351,100)	(20,921,396)

Interest Rate Risk

Interest rate risk is the risk that future cash flows of the Company's assets and liabilities can change due to a change in interest rates. Loans payable have a fixed interest rate between 12% and 18%, and cash earns interest at a nominal rate. The Company is not exposed to significant interest rate risk.

Fair value estimates of financial instruments are made at a specific point in time, based on relevant information about financial markets and specific financial instruments. As these estimates are subjective in nature, involving uncertainties and matters of significant judgment, they cannot be determined with precision. Changes in assumptions can significantly affect estimated fair values.